Fees Summary	Nov. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 411,996,000.00
Previously Paid Amount	0.00
Total Fee Amount	56,896.64
Total Offset Amount	0.00
Net Fee	$ 56,896.64
Final Prospectus	false